SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 24, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)


            Nevada                       4700                    91-2051923
       (State or Other            (Primary  Standard          (I.R.S. Employer
        Jurisdiction of                Industrial            Identification No.)
        Incorporation             Classification Number)
        or Organization)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)


                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)




ITEM  2.01  ACQUISITION  OF  ASSETS

     On June 10, 2004, Invicta Group Inc. ("Invicta") executed an Agreement for Purchase and Sale of Assets with Jamaican Travel Specialist, Inc. ("Jamaican") and the shareholders of Jamaican.

     On August 23, 2004, Invicta Board has voted to unwind the acquisition of Jamaican, due to unresolved questions pertaining to the financial due diligence performed by Invicta. Jamaican revenues will not be included in Invicta's quarterly Form 10-QSB report for the period ended June 30, 2004.

     Invicta may reconsider this acquisition in the future if the issues related to financial due diligence are resolved.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


     Schedule  of  Exhibits.  The following exhibits are furnished in accordance
     ----------------------
with  the  provisions  of  Item  601  of  Regulation  S-B:

None.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 Invicta  Group  Inc.

Date:     August  24,  2004

                                            By:  /s/  William  G.  Forhan
                                                 ------------------------
                                                 William  G.  Forhan,  President